UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2010
GLOBE SPECIALTY METALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-34420	20-2055624
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
One Penn Plaza, 250 West 34th Street, Suite 2514
New York, New York 10119
(Address of principal executive offices and Zip Code)
(212) 798-8122
(Registrant’s telephone number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On February 11, 2010, Globe Specialty Metals, Inc. issued a press release announcing results for its second quarter ended December 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 7.01. Regulation FD Disclosure
     The information contained in Item 2.02 of this Current Report is incorporated herein by this reference.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits
99.1	Press Release dated February 11, 2010, announcing second quarter results.

99.2	Second Quarter 2010 Earnings Call Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBE SPECIALTY METALS, INC.

Dated: February 11, 2010	By:	/s/ Malcolm Appelbaum
Malcolm Appelbaum
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release dated February 11, 2010, announcing second quarter results.
Exhibit 99.2	Second Quarter 2010 Earnings Call Presentation